Intangibles (Net of Amortization) and Goodwill	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Intangibles (Net of Amortization) and Goodwill
Intangibles (Net of Amortization) and Goodwill

	December 31,
	2012		2011
(in thousands)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortizing intangible assets
Formulas and technology	$91,662	$74,762	$91,552	$69,387
Contracts	9,593	6,734	9,593	5,352
Customer bases	7,021	2,400	7,050	1,855
Trademarks and trade names	1,586	426	1,609	295
Goodwill	5,002		5,132
	$114,864	$84,322	$114,936	$76,889
Aggregate amortization expense		$7,433		$8,604

Goodwill relates to the 2010 Polartech acquisition, as well as the 2008 acquisition of the North American Fuel Additives Business from GE Water and Process Technologies. The Polartech acquisition resulted in goodwill of $4.2 million, while the GE Water and Process Technologies acquisition resulted in goodwill of approximately $900 thousand. The change in the goodwill amount between 2011 and 2012 is due to foreign currency fluctuations. All of the intangibles relate to the petroleum additives segment. There is no accumulated goodwill impairment.
Estimated annual amortization expense related to our intangible assets for the next five years is expected to be (in thousands):

2013	$7,108
2014	6,163
2015	5,790
2016	1,908
2017	746

Generally, we amortize the cost of the customer base intangibles by an accelerated method and the cost of the remaining intangible assets by the straight-line method over their estimated economic lives. We generally amortize contracts over 1.5 to 10 years; customer bases over 20 years; formulas and technology over 5 to 20 years; and trademarks and trade names over 10 years.